D A T A A S O F D E C E M B E R 3 1 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D 2017 AND FOURTH QUARTER RESULTS

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2018 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

2017 HIGHLIGHTS 2017 net income of $171.8 million, or $0.98 per share. Excluding tax charge(1)(2), 2017 net income was $187.4 million, or $1.07 per share. 2017 Key Accomplishments  Record year of revenues and net income, excluding tax charge(1)  Average loan growth of 7.8% and average demand and savings deposit growth of 8.1%  Asset quality continues to be stable  Pre-provision net revenue(2) increased 18.7%  Fulton Financial surpasses $20 billion in total assets FOURTH QUARTER HIGHLIGHTS Fourth quarter net income of $34.0 million, or $0.19 per share. Excluding tax charge(1)(2), fourth quarter net income was $49.6 million, or $0.28 per share.  Average loan growth of 1.1% and average demand and savings deposit growth of 1.6%, linked quarter  Asset quality continues to be stable  Pre-provision net revenue(2) increased 5.8%, linked quarter 3 (1) In the fourth quarter of 2017, a $15.6 million charge to income taxes was recorded related to the re-measurement of net deferred tax assets resulting from the new federal tax legislation enacted in December 2017. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

THE IMPACT OF TAX REFORM

FULTON FINANCIAL CORPORATION

During the fourth quarter of 2017, the Corporation recorded a $15.6 million charge[(1)] to income taxes related to the re-measurement of net deferred tax assets as a result of a new federal tax legislation enacted in December 2017. In the following table, the "As Adjusted" column presents Income Taxes, Net Income, Earnings Per Share (Diluted) and selected financial ratios adjusted to exclude this charge:

	Fourth Quarter 2017			Full Year 2017		
	As Reported	Adjustment	As Adjusted[(2)]	As Reported	Adjustment	As Adjusted[(2)]
	(dollars in thousands, except per-share data)					
Income before Income Taxes	**61,187**	-	61,187	**234,454**	-	234,454
Income Taxes	**27,186**	(15,634)	11,552	**62,701**	(15,634)	47,067
Net Income	**$ 34,001**	$ 15,634	$ 49,635	**$ 171,753**	$ 15,634	$ 187,387
Earnings Per Share (Diluted)	**$0.19**	$ 0.09	$ 0.28	**$0.98**	$ 0.09	$ 1.07
ROA	**0.67%**	0.31%	0.98%	**0.88%**	0.08%	0.96%
ROE	**6.03%**	2.77%	8.80%	**7.83%**	0.71%	8.54%
ROE (tangible) [(2)]	**7.91%**	3.64%	11.55%	**10.33%**	0.94%	11.27%

(1) This charge was estimated by the Corporation as of December 31, 2017 based on an initial analysis of the Act and may be adjusted in future periods following completion of the Corporation's 2017 federal income tax return and evaluation of the effects, if any, of implementation guidance or regulations that may be issued by the Internal Revenue Service on the Corporation's initial analysis of the Act.

(2) The information presented in the "As Adjusted" column and ROE (tangible) are non-GAAP based financial measures. Please refer to the calculation and management's reasons for using these measures on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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INCOME STATEMENT SUMMARY – YEAR TO DATE  Net Income of $171.8 million; 6.3% increase from 2016. Earnings per share increased 5.4% to $0.98.  Net Interest Income 10.5% increase, reflecting the impact of loan growth and a 10 basis point higher net interest margin (NIM)  Loan Loss Provision $23.3 million provision in 2017, attributed to loan growth with generally improved credit metrics  Non-Interest Income Excluding securities gains, 6.0% increase driven largely by the $5.1 million litigation settlement recognized in the fourth quarter of 2017, investment management and trust (IMT) fees as well as increases in Small Business Administration (SBA) income, debit and credit card income and merchant fees  Non-Interest Expenses 7.4% increase from 2016 primarily due to amortization of tax credit investments, higher salaries and benefits expense, state taxes, write-off of certain accumulated capital expenditures related to in-process technology initiatives in commercial banking and other outside services  Income Taxes 34.5% increase due to the tax charge of $15.6 million, somewhat offset by lower effective tax rate (ETR) 5 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. YTD December 2017 2016 Change Net Interest Income 575,364$ 520,772$ 54,592$ Provision for Credit Losses 23,305 13,182 10,123 Non-Interest Income 198,903 187,628 11,275 Securities Gains 9,071 2,550 6,521 Non-Interest Expense 525,579 489,519 36,060 Income before Income Taxes 234,454 208,249 26,205 Income Taxes 62,701 46,624 16,077 Net Income 171,753$ 161,625$ 10,128$ Earnings Per Share (Diluted) $0.98 0.93$ 0.05$ ROA (1) 0.88% 0.88% - ROE (2) 7.83% 7.69% 0.14% ROE (tangible) (3) 10.33% 10.30% 0.03% Efficiency ratio (3) 64.5% 67.2% (2.7%) (dollars in thousands, except per-share data)

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON

FULTON FINANCIAL CORPORATION

(dollars in thousands, except per-share data)

	4Q17	Change from 3Q17	Change from 4Q16
Net Interest Income	149,413	$ 2,604	$ 17,176
Provision for Credit Losses	6,730	1,655	1,730
Non-Interest Income	55,024	7,647	3,794
Securities Gains	1,932	(2,665)	407
Non-Interest Expense	138,452	6,295	10,831
Income before Income Taxes	61,187	(364)	8,816
Income Taxes	27,186	14,540	16,965
Net Income	$ 34,001	$ (14,904)	$ (8,149)
Earnings Per Share (Diluted)	$ 0.19	$ (0.09)	$ (0.05)
ROA (1)	0.67%	(0.31%)	(0.22%)
ROE (2)	6.03%	(2.73%)	(1.83%)
ROE (tangible) (3)	7.91%	(3.61%)	(2.56%)
Efficiency ratio (3)	64.2%	(0.1%)	(3.4%)

- **Net Income of $34.0 million, 30.5% decrease from 3Q17 and 19.3% decrease from 4Q16.**
  - **Excluding the tax charge of $15.6 million, earnings per share remained unchanged from 3Q17 and increased 16.7% from 4Q16.**
- Net Interest Income
  - *From 3Q17*: Increase of 1.8%, reflecting the impact of loan growth and a 2 basis point increase in NIM
  - *From 4Q16*: Increase of 13.0%, driven by loan growth and the impact of a 14 basis point increase in NIM reflecting multiple Federal Funds rate increases, and long-term debt refinancing at lower rates
- Loan Loss Provision

  $6.7 million provision in 4Q17; asset quality continues to be stable
- Non-Interest Income
  - *From 3Q17*: 16.1% increase driven by $5.1 million litigation settlement, IMT fees, commercial loan swap fees, SBA income and debit card income
  - *From 4Q16*: 7.4% increase related the litigation settlement. Excluding the settlement, non-interest income decreased 2.6% attributed to higher mortgage banking income (which includes a $1.7 million favorable mortgage servicing valuation adjustment in 4Q16)
- Non-Interest Expenses
  - *From 3Q17*: 4.8% increase driven by other outside services, higher salaries and benefits, other real estate and repossession expense, FDIC insurance expense and write-off of certain accumulated capital expenditures related to in-process technology initiatives in commercial banking
  - *From 4Q16*: 8.5% increase due to write-off of certain accumulated capital expenditures related to in-process technology initiatives in commercial banking, amortization of tax credit investments, FDIC insurance expense, other outside services, data processing and software and, to a lesser extent, OREO and repossession expense, occupancy expense and professional fees
- Income Taxes

  44.4% ETR in 4Q17 vs. 20.5% in 3Q17 and 19.5% in 4Q16. Excluding the tax charge, ETR for 4Q17 was 18.9%.

(1) ROA is return on average assets determined by dividing net income for the period indicated by average assets, annualized.

(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.

(3) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN – QUARTERLY COMPARISON Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $132.2 $137.6 $141.6 $146.8 $149.4 3.15% 3.26% 3.29% 3.27% 3.29% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 4Q16 1Q17 2Q17 3Q17 4Q17 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.9 $2.9 $2.9 $3.1 $3.2 $14.5 $14.9 $15.1 $15.4 $15.6 3.62% 3.74% 3.78% 3.80% 3.83% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 4Q16 1Q17 2Q17 3Q17 4Q17 Securities & Other Loans Earning Asset Yield (FTE) $15.0 $14.9 $15.1 $15.9 $16.1 $1.3 $1.7 $1.7 $1.4 $1.4 0.70% 0.69% 0.72% 0.77% 0.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 4Q16 1Q17 2Q17 3Q17 4Q17 Deposits Borrowings Cost of Interest-bearing Liabilit ies ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 7

ASSET QUALITY – ANNUAL COMPARISON ($ IN MILLIONS) 8 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 134.26% 118.37% 130.15% 130.67% 1.42% 1.24% 1.17% 1.12% 0.00% 1.00% 2.00% 3.00% 0.0% 40.0% 80.0% 120.0% 160.0% 2014 2015 2016 2017 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $31.5 $16.8 $13.3 $18.6 0.24% 0.13% 0.09% 0.12% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2014 2015 2016 2017 NCOs NCOs/Average Loans (annualized) $12.5 $2.3 $13.2 $23.3 $- $5.0 $10.0 $15.0 $20.0 $25.0 2014 2015 2016 2017 138.48 144.81 131.64 $134.8 1.06% 1.05% 0.90% 0.85% 0.00% 0.50% 1.00% 1.50% - 25.00 50.00 75.00 100.00 125.00 150.00 2014 2015 2016 2017 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $51.2 $45.6 $50.9 $47.4 $55.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 4Q16 1Q17 2Q17 3Q17 4Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.94% 1.62% 1.44% 1.62% 1.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 4Q16(2) 1Q17 2Q17(2) 3Q17 4Q17 Gains on Sales Servicing Income Spread on Sales (1) $7.0 $4.6 $6.1 $4.8 $4.4 $- $ 0.0 $20.0 30.0 40.0 0.0 4Q16 1Q17 2Q17 3Q17 4Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $44.2 $41.0 $44.8 $42.6 $50.6 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 million and $1.3 million MSR recoveries in 4Q16 and 2Q17, respectively. 9

NON-INTEREST EXPENSES – QUARTERLY COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $127.6 $122.3 $132.7 $132.2 $138.5 67.6% 64.2% 65.3% 64.3% 64.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 4Q16 1Q17 2Q17 3Q17 4Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,490 3,590 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 4Q16 1Q17 2Q17 3Q17 4Q17 Total Salaries Employee Benefits Average Full-time Equivalent Employees $73.3 $69.2 $74.5 $72.9 $73.5 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $6 .0 $70.0 4Q16 1Q17 2Q17 3Q17 4Q17 Occp & Equip Data Processing & Software Outside Srvs Other $54.4 $53.0 $58.2 $59.3 $65.0 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 10

PROFITABILITY & CAPITAL – ANNUAL COMPARISON 11 ROA(1) ROE and ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 7.62% 7.38% 7.69% 7.83% 10.31% 10.01% 10.30% 10.33% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2014 2015 2016 2017 ROE ROE (tangible) 0.93% 0.86% 0.88% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2014 2015 2016 2017 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.7% 8.6% 8.7% 0.0% 4. 8. 12.0 2014 2015 2016 2017 $0.84 $0.85 $0.93 $0.98 $- $0.20 $0.40 $ .60 $0.80 $1.00 $1.20 2014 2015 2016 2017

2018 OUTLOOK • Loans & Deposits: Average annual loan and core deposit growth rates in the mid single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income(1): Low single-digit growth • Non-Interest Expense: Including amortization of tax free investments, low single-digit growth rate • Capital: Focus on utilizing capital to support loan growth and provide appropriate returns to shareholders • Net Interest Margin: Tax reform legislation impacts the computation of 2018 tax equivalent net interest margin percentages. As a result of the impact of the lower corporate income tax rate on primarily the tax-free loan portfolio, NIM in the first quarter of 2018 is expected to decline 1 to 5 basis points. However for the full year 2018, the outlook for NIM is an increase of 2 to 7 basis points. • Effective Tax Rate: Anticipated to range between 11% to 16% depending on level of tax credits realized 12 (1) Excluding securities gains and the litigation settlement of $5.1 million recognized in the fourth quarter of 2017

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended					Year Ended Dec 31,	
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	2017	2016
				(dollars in thousands)			
Efficiency ratio							
Non-interest expense	$ 138,452	$ 132,157	$ 132,695	$ 122,275	$ 127,621	$ 525,579	$ 489,519
Less: Amortization of tax credit investments	(3,376)	(3,503)	(3,151)	(998)	-	(11,028)	-
Numerator	$ 135,076	$ 128,654	$ 129,544	$ 121,277	$ 127,621	$ 514,551	$ 489,519
Net interest income (fully taxable equivalent)	$ 155,253	$ 152,721	$ 147,349	$ 143,243	$ 137,571	$ 598,565	$ 541,271
Plus: Total Non-interest income	56,956	51,974	52,371	46,673	52,755	207,974	190,178
Less: Investment securities (gains) losses	(1,932)	(4,597)	(1,436)	(1,106)	(1,525)	(9,071)	(2,550)
Denominator	$ 210,277	$ 200,098	$ 198,284	$ 188,810	$ 188,801	$ 797,468	$ 728,899
Efficiency ratio	64.24%	64.30%	65.33%	64.23%	67.60%	64.52%	67.16%

	Three Months Ended			Year Ended Dec 31,			
	Dec 31, 2017	Sep 30, 2017	Dec 31, 2016	2017	2016	2015	2014
	(dollars in thousands)						
Return on Average Shareholders' Equity (ROE) (Tangible)							
Net income	$ 34,001	$ 48,905	$ 42,150	$ 171,753	$ 161,625	$ 149,502	$ 157,894
Plus: Intangible amortization, net of tax	-	-	-	-	-	161	818
Numerator	$ 34,001	$ 48,905	$ 42,150	$ 171,753	$ 161,625	$ 149,663	$ 158,712
Average shareholders' equity	$ 2,237,031	$ 2,215,389	$ 2,132,655	$ 2,193,863	$ 2,100,634	$ 2,026,883	$ 2,071,640
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,618)	(532,425)
Average tangible shareholders' equity (denominator)	$ 1,705,475	$ 1,683,833	$ 1,601,099	$ 1,662,307	$ 1,569,078	$ 1,495,265	$ 1,539,215
Return on average common shareholders' equity (tangible), annualized	7.91%	11.52%	10.47%	10.33%	10.30%	10.01%	10.31%

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NON-GAAP RECONCILIATION (CONTINUED)

FULTON FINANCIAL CORPORATION

	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015	Dec 31, 2014
	(dollars in thousands)			
Tangible Common Equity to Tangible Assets (TCE Ratio)				
Shareholders' equity	$ 2,229,857	$ 2,121,115	$ 2,041,894	$ 1,996,665
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,803)
Tangible shareholders' equity (numerator)	$ 1,698,301	$ 1,589,559	$ 1,510,338	$ 1,464,862
Total assets	$20,036,905	$ 18,944,247	$ 17,914,718	$ 17,124,767
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,803)
Total tangible assets (denominator)	$ 19,505,349	$ 18,412,691	$ 17,383,162	$ 16,592,964
Tangible Common Equity to Tangible Assets	8.71%	8.63%	8.69%	8.83%

	Three Months Ended		Year Ended Dec 31,			
	Dec 31, 2017	Sep 30, 2017	2017	2016	2015	2014
				(dollars in thousands)		
Pre-Provision Net Revenue						
Net interest income	$ 149,413	$ 146,809	$ 575,364	$ 520,772	$ 499,994	$ 514,867
Non-interest income	56,956	51,974	207,974	190,178	181,839	167,379
Less: Investment securities gains	(1,932)	(4,597)	(9,071)	(2,550)	(9,066)	(2,041)
Total Revenue	204,437	194,186	774,267	708,400	672,767	680,205
Non-interest expense	138,452	132,157	525,579	489,519	480,160	459,246
Less: Loss on redemption of TruPS	-	-	-	-	(5,626)	-
Less: Amortization of tax credit investments	(3,376)	(3,503)	(11,028)	-	-	-
Total Non-interest expense, as adjusted	135,076	128,654	514,551	489,519	474,534	459,246
Pre-Provision Net Revenue	$ 69,361	$ 65,532	$ 259,716	$ 218,881	$ 198,233	$ 220,959

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15 NON-GAAP RECONCILIATION (CONTINUED) T hree M o nths Ended Year Ended D ec 31, D ec 31, 2017 2017 Diluted earnings per share Net income 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Weighted average shares (diluted) (denominator) 176,374 175,932 Net income per share, diluted 0.28$ 1.07$ Return on average assets Net income 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Average assets (denominator) 20,072,579$ 19,580,367$ Return on average assets, annualized 0.98% 0.96% Return on average shareholders' equity Net income 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Average shareholders' equity (denominator) 2,237,031$ 2,193,863$ Return on average shareholders' equity, annualized 8.80% 8.54% Return on average shareholders' equity (tangible) Net Income, as reported 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Average shareholders' equity 2,237,031$ 2,193,863$ Less: Average goodw ill and intangible assets (531,556) (531,556) Average tangible shareholders' equity (denominator) 1,705,475$ 1,662,307$ Return on average shareholders' equity (tangible), annualized 11.55% 11.27% Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets:

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